The words "First Investors" in a box across the top of the page.


FIRST INVESTORS
U.S. GOVERNMENT PLUS FUND


ANNUAL REPORT
DECEMBER 31, 1998


First Investors Logo

The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK" under the First Investors logo.



Portfolio Manager's Letter
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Dear Investor:

We are pleased to present the annual report for the First Investors U.S. Government Plus Fund for the fiscal year ending December 31, 1998.

During 1998, the First Investors U.S. Government Plus Fund, 1st Fund and 2nd Fund, returned 11.5% and 5.4%, respectively, on a net asset value basis. In 1998, dividends declared from net investment income for the 1st Fund and 2nd Fund were 72.3 and 73.4 cents per share, respectively. In addition the 1st Fund declared a capital gain distribution of 47.3 cents per share. There is no separate report for the 3rd Fund, which matured according to schedule and was dissolved on December 31, 1998.

The Funds' holdings were almost exclusively Treasury STRIPS, also known as zero coupon bonds. During 1998, the Funds' performance was primarily the result of the fact that these securities increased in price as interest rates declined. In an environment of falling interest rates, Treasury STRIPS generally perform well because they do not have the re-investment risk normally associated with interest payments on the security. When interest rates decline, the prices of zero coupon bonds rise sharply because holders receive no income that needs to be re-invested at less attractive rates. However, the investment performance of such securities is tied to their relative maturities, with those having the earliest maturities generating returns in-line with cash or investments in commercial paper.

The yield on long-term Treasury bonds fell to 5.10% at the end of 1998, down from 5.92% at the end of 1997. Most of the decline in yield can be attributed to concerns about the economic difficulties in Asia and Latin America. This uncertainty sparked a "flight to quality" as investors sought the safety of U.S. Treasury securities, driving their prices up.

Investors who buy bond funds -- whether for income or total return -- should be aware that the value of their investment fluctuates as interest rates change. For example, a 100 basis point (or 1%) increase in yield on a 10-year Treasury bond results in roughly a 71/2% decrease in that bond's price. In each of the last five years, 10-year Treasury bond yields have fluctuated by more than 1%.

Thank you for placing your trust in First Investors. As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Patricia D. Poitra

Patricia D. Poitra
Director of Equities
  and Portfolio Manager

January 29, 1999



Cumulative Performance Information
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND


Comparison of change in value of $10,000 investment in the First Investors U.S. Government Plus Fund -- 1st Fund, the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

                       As of December 31, 1998

          GOVT PLUS   INTERMEDIATE   LONG TERM
           1st FUND      INDEX         INDEX

Jan-89      $9,200      $10,000       $10,000
Dec-89      10,371       11,269        11,892
Dec-90      12,533       12,334        12,643
Dec-91      12,665       14,073        14,982
Dec-92      15,526       15,049        16,176
Dec-93      16,519       16,287        18,967
Dec-94      19,731       16,000        17,517
Dec-95      17,581       18,306        22,894
Dec-96      22,680       19,034        22,694
Dec-97      22,125       20,498        26,117
Dec-98      24,139       22,265        29,648

[BOXED INFORMATION INSIDE GRAPH:]
                            Average Annual Total Return*
                       N.A.V. Only        S.E.C. Standardized
One Year                 11.47%                  2.57%
Five Years                6.40%                  4.65%
Ten Years                10.00%                  9.09%

The graph compares a $10,000 investment in the First Investors U.S. Government Plus Fund -- 1st Fund beginning 1/1/89 with theoretical investments in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index. The Lehman Brothers Intermediate Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of less than 10 years. The Lehman Brothers Long Term Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of 10 years or greater. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/98) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are calculated without sales charges. "S.E.C. Standardized" returns shown are based on the maximum sales charge of 8.00%. Some expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been 2.22%, 4.37% and 8.93%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Lehman Brothers Intermediate Treasury Index and Lehman Brothers Long Term Treasury Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.



Cumulative Performance Information
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 2nd FUND

Comparison of change in value of $10,000 investment in the First Investors U.S. Government Plus Fund -- 2nd Fund, the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

                       As of December 31, 1998

          GOVT PLUS   INTERMEDIATE   LONG TERM
           2nd FUND      INDEX         INDEX

Jan-89      $9,200      $10,000       $10,000
Dec-89      10,884       11,269        11,892
Dec-90      11,321       12,334        12,643
Dec-91      13,495       14,073        14,982
Dec-92      14,446       15,049        16,176
Dec-93      16,256       16,287        18,967
Dec-94      15,136       16,000        17,517
Dec-95      17,467       18,306        22,894
Dec-96      17,626       19,034        22,694
Dec-97      18,413       20,498        26,117
Dec-98      19,412       22,265        29,648

[BOXED INFORMATION INSIDE GRAPH:]
                            Average Annual Total Return*
                       N.A.V. Only        S.E.C. Standardized
One Year                  5.43%                 (3.04%)
Five Years                3.61%                  1.90%
Ten Years                 7.76%                  6.86%

The graph compares a $10,000 investment in the First Investors U.S. Government Plus Fund -- 2nd Fund beginning 1/1/89 with theoretical investments in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index. The Lehman Brothers Intermediate Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of less than 10 years. The Lehman Brothers Long Term Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of 10 years or greater. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/98) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are calculated without sales charges. "S.E.C. Standardized" returns shown are based on the maximum sales charge of 8.00%. Some expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.31%), 1.81% and 6.81%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Lehman Brothers Intermediate Treasury Index and Lehman Brothers Long Term Treasury Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.

Portfolio of Investments
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
December 31, 1998

----------------------------------------------------------------------------------------------------------
Principal                                                           1st Fund                2nd Fund
Amount or                                                     -------------------      -------------------
   Shares   Security                                               Value        %          Value        %
----------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT SECURITIES
   $1,600M  Treasury STRIPS, due 11/15/2004                   $1,216,495
    1,825M  Treasury STRIPS, due 11/15/1999                                           $1,755,139
----------------------------------------------------------------------------------------------------------
            Total Value of U.S. Government Securities
              (cost $899,967 and $1,703,481, respectively)     1,216,495     98.5      1,755,139     99.5
----------------------------------------------------------------------------------------------------------
            COMMON STOCKS
            Consumer Cyclicals
      400   Interface, Inc.                                        3,713       .3
----------------------------------------------------------------------------------------------------------
            Healthcare
      100   Jones Pharma, Incorporated                             3,650
      200   Jones Pharma, Incorporated                                                     7,300
----------------------------------------------------------------------------------------------------------
                                                                   3,650       .3          7,300       .4
----------------------------------------------------------------------------------------------------------
            Technology
      200  *Saville Systems PLC (ADR)                              3,800
      200  *Saville Systems PLC (ADR)                                                      3,800
----------------------------------------------------------------------------------------------------------
                                                                   3,800       .3          3,800       .2
----------------------------------------------------------------------------------------------------------
            Total Value of Common Stocks
              (cost $10,200 and $9,575, respectively)             11,163       .9         11,100       .6
----------------------------------------------------------------------------------------------------------
Total Value of Investments
  (cost $910,167 and $1,713,056, respectively)                 1,227,658     99.4      1,766,239    100.1
Other Assets, Less Liabilities                                     6,889       .6         (1,600)     (.1)
----------------------------------------------------------------------------------------------------------
Net Assets                                                    $1,234,547    100.0     $1,764,639    100.0
==========================================================================================================
*Non-income producing

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
December 31, 1998

------------------------------------------------------------------------------------------------------------------
                                                                                        1st Fund         2nd Fund
------------------------------------------------------------------------------------------------------------------
Assets

Investments in securities:

  At identified cost                                                              $      910,167   $    1,713,056
                                                                                  ==============   ==============
  At value (Note 1A)                                                              $    1,227,658   $    1,766,239
Cash                                                                                      20,908           12,447
Receivables:
  Shares sold                                                                                 --            4,065
  Investment securities sold                                                                  --            1,800
Other assets                                                                                 870              938
                                                                                  ---------------  ---------------
Total Assets                                                                           1,249,436        1,785,489
                                                                                  ---------------  ---------------
Liabilities

Payables:
  Shares redeemed                                                                             --            8,948
  Investment securities purchased                                                          7,213            3,600
  Dividends payable                                                                        3,020            5,753
Accrued expenses                                                                           4,039            1,662
Accrued advisory fees                                                                        617              887
                                                                                  ---------------  ---------------
Total Liabilities                                                                         14,889           20,850
                                                                                  ---------------  ---------------

Net Assets                                                                        $    1,234,547   $    1,764,639
                                                                                  ==============   ===============

Net Assets Consist of:
Capital paid in                                                                   $      917,056   $    1,718,964
Accumulated net realized loss on investments                                                  --           (7,508)
Net unrealized appreciation in value of investments                                      317,491           53,183
                                                                                  --------------   --------------
Total                                                                             $    1,234,547   $    1,764,639
                                                                                  ==============   ==============

Shares of beneficial interest outstanding (Note 3)                                       120,676          166,385
                                                                                         =======          =======

Net Asset Value and Redemption Price Per Share
(Net assets divided by shares of beneficial interest outstanding)                         $10.23           $10.61
                                                                                          ======           ======

Maximum Offering Price Per Share
(Net Asset Value /.92)*                                                                   $11.12           $11.53
                                                                                          ======           ======
*On purchases of $10,000 or more, the sales charge is reduced.

See notes to financial statements




Statement of Operations
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
Year Ended December 31, 1998

------------------------------------------------------------------------------------------------------------------
                                                                                        1st Fund         2nd Fund
------------------------------------------------------------------------------------------------------------------
Investment Income

Income:
  Interest                                                                        $       91,850   $      134,609
  Dividends                                                                                   14               30
                                                                                  --------------   --------------
Total income                                                                              91,864          134,639
                                                                                  --------------   --------------

Expenses (Notes 1 and 4):
  Advisory fees                                                                           12,389           18,404
  Professional fees                                                                        6,546            8,786
  Shareholder servicing costs                                                              3,047            6,777
  Custodian fees                                                                             602              779
  Reports and notices to shareholders                                                        586              858
  Other expenses                                                                           1,173            1,121
                                                                                  --------------   --------------
Total expenses                                                                            24,343           36,725
Less: Expenses waived or assumed                                                         (10,322)         (15,965)
      Custodian fees paid indirectly                                                        (427)            (577)
                                                                                  --------------   --------------
Expenses-net                                                                              13,594           20,183
                                                                                  --------------   --------------

Net investment income                                                                     78,270          114,456
                                                                                  --------------   --------------
Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain on investments                                                          51,229           11,009
Net unrealized appreciation (depreciation) of investments                                  4,446          (28,802)
                                                                                  --------------   --------------
Net gain (loss) on investments                                                            55,675          (17,793)
                                                                                  --------------   --------------

Net Increase in Net Assets Resulting from Operations                              $      133,945   $       96,663
                                                                                  ==============   ==============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND


------------------------------------------------------------------------------------------------------
                                                           1st Fund                   2nd Fund
                                                   -----------------------    -----------------------
Year Ended December 31                                   1998         1997          1998         1997
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations

 Net investment income                              $  78,270     $ 76,016     $ 114,456     $120,303
 Net realized gain on investments                      51,229       44,787        11,009        3,128
 Net unrealized appreciation (depreciation)
   of investments                                       4,446      (13,740)      (28,802)     (36,166)
                                                     --------     --------      --------     --------
       Net increase in net assets resulting
         from operations                              133,945      107,063        96,663       87,265
                                                     --------     --------      --------     --------

Distributions to Shareholders
  Net investment income                               (78,307)     (76,047)     (114,597)    (120,316)
  Net realized gains                                  (51,230)     (44,720)           --           --
                                                     --------     --------      --------     --------
       Total distributions                           (129,537)    (120,767)     (114,597)    (120,316)
                                                     --------     --------      --------     --------
Trust Share Transactions(a)
  Proceeds from shares sold                            12,973       14,062        16,820        9,721
  Reinvestment of distributions                       126,517      118,080       108,843      115,340
  Cost of shares redeemed                            (191,350)    (195,312)     (308,116)    (294,547)
                                                     --------     --------      --------     --------
         Net decrease from trust
           share transactions                         (51,860)     (63,170)     (182,453)    (169,486)
                                                     --------     --------      --------     --------

Net decrease in net assets                            (47,452)     (76,874)     (200,387)    (202,537)

Net Assets
  Beginning of year                                 1,281,999    1,358,873     1,965,026    2,167,563
                                                    ---------    ---------     ---------    ---------
  End of year                                      $1,234,547   $1,281,999    $1,764,639   $1,965,026
                                                    =========    =========     =========    =========

(a)Trust Shares Issued and Redeemed
   Issued                                               1,196        1,358         1,489          884
   Issued on distributions reinvested                  12,368       11,520        10,259       10,719
   Redeemed                                           (17,910)     (18,883)      (27,962)     (26,539)
                                                     --------     --------      --------     --------
         Net decrease in trust
           shares outstanding                          (4,346)      (6,005)      (16,214)     (14,936)
                                                     ========     ========      ========     ========

See notes to financial statements


Notes to Financial Statements
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

1. Significant Accounting Policies -- First Investors U.S. Government Plus Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest of the 1st and 2nd Funds (each a "Fund") and accounts separately for the assets, liabilities and operations of each Fund. The Funds' objective is first to generate income, and, to a lesser extent, achieve long-term capital appreciation.

A. Security Valuation -- A security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded. Securities which have no sales on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices. The Treasury STRIPS in which each Fund invests are traded primarily in the over-the-counter market. Such securities are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith under the direction of the Trust's officers in a manner specifically authorized by the Trustees of the Trust.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve each Fund from all, or substantially all, federal income taxes.

C. Distributions to Shareholders -- Distributions to shareholders are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Expense Allocation -- Direct expenses attributable to a Fund are charged to and paid from the assets of that Fund. Indirect or general expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for common stocks and the amortized cost basis for Treasury STRIPS for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income (consisting of accreted discount) and estimated expenses are accrued daily. For the year ended December 31, 1998, the Funds' custodian has provided credits in the amount of $1,004 against custodian charges based on the uninvested cash balances of the Funds.

F. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2. Security Transactions -- Purchases and sales of securities and long-term U.S. Government Obligations, excluding short-term notes, were as follows:

Year Ended December 31, 1998                              1st Fund     2nd Fund
----------------------------                           -----------  -----------
Securities
----------
Purchases                                              $    12,394  $    16,157
                                                       ===========  ===========
Proceeds of sales                                      $    11,355  $    32,407
                                                       ===========  ===========
Long-Term U.S. Government Obligations
-------------------------------------
Purchases                                              $    91,843  $   134,608
                                                       ===========  ===========
Proceeds of sales                                      $   193,839  $   298,903
                                                       ===========  ===========

At December 31, 1998, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                          1st Fund     2nd Fund
                                                       -----------  -----------
Aggregate cost of investments                          $   910,167  $ 1,713,056
                                                       ===========  ===========

Gross unrealized appreciation                          $   317,491  $    53,183
Gross unrealized depreciation                                   --          --
                                                       -----------  -----------
Net unrealized appreciation                            $   317,491  $    53,183
                                                       ===========  ===========

3. Trust Shares -- The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest, of one or more Funds.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and trustees of the Trust are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Trust's Individual Retirement Accounts. Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 1998, total trustees fees accrued by the Funds amounted to $221.

The Investment Advisory Agreement provides as compensation to FIMCO, an annual fee, payable monthly, at the rate of 1% of the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. Total advisory fees accrued to FIMCO for the year ended December 31, 1998, were $30,793 of which $12,317 was waived. In addition, expenses of $13,970 were assumed by FIMCO.

For the year ended December 31, 1998, shareholder servicing costs included $5,992 in transfer agent fees paid to ADM and $2,660 in IRA custodian fees paid to FFS.



Financial Highlights
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.
--------------------------------------------------------------------------------------------------------------------------------
                                               P  E  R    S  H  A  R  E    D  A  T  A
          ----------------------------------------------------------------------------------------------------------------------


                          Income from Investment Operations            Less Distributions from
                  Net  ---------------------------------------   -----------------------------------                       Net
          Asset Value                Net Realized                                                                  Asset Value
          -----------         Net  and Unrealized   Total from          Net         Net                            -----------
            Beginning  Investment  Gain (Loss) on   Investment   Investment    Realized    Capital          Total          End
              of Year      Income     Investments   Operations       Income        Gain    Surplus  Distributions      of Year
--------------------------------------------------------------------------------------------------------------------------------
1st Fund
--------
1994           $12.35       $.690         $(2.035)     $(1.345)       $.690       $.484      $.001         $1.175        $9.83
1995             9.83        .667           2.114        2.781         .667        .364         --          1.031        11.58
1996            11.58        .648           (.863)       (.215)        .648        .347         --           .995        10.37
1997            10.37        .670            .274         .944         .670        .394         --          1.064        10.25
1998            10.25        .723            .453        1.176         .723        .473         --          1.196        10.23

2nd Fund
--------
1994           $12.05       $.660         $(1.484)      $(.824)       $.660        $ --      $.006          $.666       $10.56
1995            10.56        .646            .970        1.616         .646          --         --           .646        11.53
1996            11.53        .675           (.560)        .115         .675          --         --           .675        10.97
1997            10.97        .700           (.210)        .490         .700          --         --           .700        10.76
1998            10.76        .733           (.149)        .584         .734          --         --           .734        10.61


Financial Highlights (continued)
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.
-----------------------------------------------------------------------------------------------
                     R A T I O S / S U P P L E M E N T A L  D A T A
          -------------------------------------------------------------------------------------
                                                             Ratio to Average Net
                                        Ratio to Average    Assets Before Expenses
                                          Net Assets++        Waived or Assumed
                                     ----------------------  ----------------------
                                                        Net                           Portfolio
              Total    Net Assets                Investment              Investment    Turnover
            Return+   End of Year    Expenses        Income   Expenses       Income        Rate
                (%) (in thousands)        (%)           (%)        (%)          (%)         (%)
-----------------------------------------------------------------------------------------------
1st Fund
--------
1994         (10.90)        $1,330       1.60          5.73       1.78         5.55           8
1995          28.29          1,524       1.60          5.60       1.87         5.33           7
1996          (1.86)         1,359       1.60          5.70       1.98         5.32           7
1997           9.10          1,282       1.37          6.11       1.93         5.55           0
1998          11.47          1,235       1.10          6.35       1.93         5.52           1

2nd Fund
--------
1994          (6.89)        $2,360       1.78          5.48         --           --           8
1995          15.30          2,475       1.93          5.35         --           --           7
1996           1.00          2,168       1.85          5.50         --           --           8
1997           4.47          1,965       1.56          5.93       1.92         5.57           1
1998           5.43          1,765       1.10          6.25       1.96         5.39           1

 +Calculated without sales charges
++Net of expenses waived or assumed (Note 4).

See notes to financial statements



Independent Auditors' Report

To the Shareholders and Trustees of
First Investors U.S. Government Plus Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the 1st and 2nd Funds of First Investors U.S. Government Plus Fund as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1st and 2nd Funds of First Investors U.S. Government Plus Fund as of December 31, 1998, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
January 29, 1999



FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Trustees
--------------------------------
James J. Coy (Emeritus)

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
--------------------------------
Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Patricia D. Poitra
Vice President

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer


Shareholder Information
------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Trust's practice to mail
only one copy of its annual and
semi-annual reports to any address at
which more than one shareholder with
the same last name has indicated that
mail is to be delivered.  Additional
copies of the reports will be mailed
if requested by any shareholder in
writing or by calling 800-423-4026.
The Trust will ensure that separate
reports are sent to any shareholder
who subsequently changes his or her
mailing address.

This report is authorized for
distribution only to existing
shareholders, and, if given to
prospective shareholders, must be
accompanied or preceded by the
Trust's prospectus.